Exhibit 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 8, 2010	/s/ Randal J. Rabe

Print Name: Randal J. Rabe

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 8, 2010	/s/ Stephanie H. Boyse

Print Name: Stephanie H. Boyse

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 8, 2010	/s/ James D. Buhr

Print Name: James D. Buhr

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 8, 2010	/s/ John H. Foss

Print Name: John H. Foss

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 8, 2010	/s/ Norman G. Herbert

Print Name: Norman G. Herbert

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 8, 2010	/s/ David S. Hickman

Print Name: David S. Hickman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp Inc., does hereby appoint ROBERT K. CHAPMAN and RANDAL J. RABE, and each of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp Inc., a Form S-8 Registration Statement of United Bancorp, Inc. for the Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: June 8, 2010	/s/ James C. Lawson

Print Name: James C. Lawson